UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2007

PIONEER BANKSHARES, INCORPORATED

(Exact name of registrant as specified in its charter)

Virginia	0-30541	54-1278721
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

263 East Main Street

P.O. Box 10

Stanley, Virginia 22851

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (540) 778-2294

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02	Results of Operations and Financial Condition.

On July 18, 2007, Pioneer Bankshares, Inc. issued a press release regarding its results of operations and financial condition for the six month period ended June 30, 2007. The text of the press release is included as Exhibit 99.1 to this report. The company will include additional financial information and analyses for the period ended June 30, 2007 as part of its quarterly 10-QSB report, to be filed with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.

Exhibit

99.1	Pioneer Bankshares, Inc. press release dated July 18, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER BANKSHARES, INCORPORATED

By:	/s/ Thomas R. Rosazza
Thomas R. Rosazza
President and Chief Executive Officer

July 18, 2007

EXHIBIT INDEX

Exhibit
99.1	Pioneer Bankshares, Inc. press release dated July 18, 2007.